Summary Prospectus October 1, 2014

Franklin Pelagos Commodities Strategy Fund

Franklin Alternative Strategies Funds

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling (800) DIAL BEN/342-5236 or by sending an e-mail request to prospectus@franklintempleton.com. The Fund's prospectus and statement of additional information, both dated October 1, 2014, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

Class A	Class C	Class R	Class R6	Advisor Class
Pending	Pending	Pending	FPELX	Pending

Investment Goal

To seek to provide long-term total return.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $50,000 in Franklin Templeton funds. More information about these and other discounts is available from your financial professional and under “Your Account” on page 36 in the Fund's Prospectus and under “Buying and Selling Shares” on page 56 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class R	Class R6	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None[1]	1.00%	None	None	None

1. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see "Investments of $1 Million or More" under "Choosing a Share Class") and purchases by certain retirement plans without an initial sales charge.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R	Class R6	Advisor Class
Management fees[1]	0.85%	0.85%	0.85%	0.85%	0.85%
Distribution and service (12b-1) fees	0.30%	1.00%	0.50%	None	None
Other expenses1, [2]
Other expenses of the Fund	2.23%	2.23%	2.23%	0.73%	2.23%
Other expenses of the Subsidiary	0.20%	0.20%	0.20%	0.20%	0.20%
Total annual Fund operating expenses[2]	3.58%	4.28%	3.78%	1.78%	3.28%
Fee waiver and/or expense reimbursement[2]	-2.33%	-2.33%	-2.33%	-0.92%	-2.33%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[2]	1.25%	1.95%	1.45%	0.86%	0.95%

1. Management fees and other expenses have been restated to reflect current fiscal year fees and expenses as a result of the bundling of the Fund’s investment management agreement with its fund administration agreement effective September 27, 2013. Such combined investment management fees are described further under “Management” in the Fund’s prospectus. Total annual fund operating expenses are not affected by such bundling.

2. Other expenses of the Fund and other expenses of the Subsidiary are based upon estimated amounts for the current fiscal year. The investment manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid by a Cayman Islands-based company that is wholly-owned by the Fund (Subsidiary). The waiver may not be terminated and will remain in effect for as long as the investment manager’s contract with the Subsidiary is in place. Additionally, the investment manager has contractually agreed to waive or assume certain expenses so that total annual Fund operating expenses (excluding Rule 12b-1 fees, acquired fund fees and expenses, and certain non-routine expenses) for each class of the Fund do not exceed (and could be less than) 0.95%, until September 30, 2015. Contractual fee waiver and/or expense reimbursement agreements may not be terminated during the terms set forth above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waiver and/or expense reimbursement by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$ 695	$ 1,405	$ 2,136	$ 4,054
Class C	$ 298	$ 1,086	$ 1,988	$ 4,298
Class R	$ 148	$ 940	$ 1,752	$ 3,870
Class R6	$ 88	$ 471	$ 878	$ 2,019
Advisor Class	$ 97	$ 791	$ 1,510	$ 3,417
If you do not sell your shares:
Class C	$ 198	$ 1,086	$ 1,988	$ 4,298

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 34.28% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment goal by utilizing an actively managed fundamental and quantitative investment process to provide exposure to the commodities markets by (i) investing in commodity-linked derivative instruments and (ii) investing in securities of the U.S. government, its agencies and instrumentalities and other fixed income securities.

The Fund seeks exposure to the commodities markets by investing in commodity-linked derivative instruments including commodity-linked total return swaps, commodity futures, commodity index futures and options on commodities and commodity index futures, which may provide exposure to foreign and emerging markets. By investing in these derivative instruments, the Fund seeks to gain exposure to the returns of real assets that trade in the commodities markets without direct investment in physical commodities. Real assets include such things as industrial and precious metals, gas, oil, livestock, agricultural or meat products and other items. When selecting investments, the investment manager uses a fundamental and quantitative process to allocate the Fund's commodity-linked derivative investments among a variety of commodity sectors and indices. The principal investment strategies and principal investment techniques of the Fund may be changed without shareholder approval.

The Fund intends to hold its commodity-linked derivatives instruments either directly or indirectly through a Cayman Islands based company that is wholly owned by the Fund (the Subsidiary). The purpose of investing in commodity-linked derivative instruments through the Subsidiary is to cause all income or gains from such commodity-related investments to qualify as "good income" for the Fund under the Internal Revenue Code of 1986 (the Code). The Fund has sought a private letter ruling from the Internal Revenue Service (IRS) to that effect. However, the IRS suspended the issuance of further private letter rulings to investment companies, including the Fund, seeking commodities exposure. For a more complete discussion regarding the IRS suspension, see “Distributions and Taxes” in the “Fund Details” section. The Subsidiary may also invest in U.S. government securities and other fixed income instruments, which are intended to serve as margin or collateral for the Subsidiary’s derivatives positions. The Fund may invest up to 25% of its total assets in the Subsidiary.

Broad exposure to commodities generally will be obtained primarily through the Fund's investments in commodity-linked total return swaps. The portfolio managers will tactically adjust the Fund's exposure to different segments of the commodities market primarily through the use of commodity futures contracts and options on such contracts that are based upon these specific segments of the commodities markets.

In order to help manage the overall volatility of the Fund and satisfy any asset coverage requirements of the Investment Company Act of 1940 and any other margin or collateral requirements, the Fund also invests in securities of the U.S. government, its agencies and instrumentalities and other fixed income securities. Direct obligations of the U.S. government, such as U.S. Treasury STRIPS, bills, bonds and notes are backed by the full faith and credit of the U.S. government. Government agency or government instrumentality obligations have different levels of credit support and may not be guaranteed by the U.S. government. The Fund does not target a specific duration or maturity for the debt securities in which it invests.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Commodities   The Fund's exposure to investments in physical commodities presents unique risks. Investing in physical commodities, including through commodity-linked derivative instruments such as commodity-linked total return swaps, commodity futures, commodity index futures and options on commodities and commodity index futures, is speculative and can be extremely volatile. Market prices of commodities may fluctuate rapidly based on numerous factors, including: changes in supply and demand relationships (whether actual, perceived, anticipated, unanticipated or unrealized); weather; agriculture; trade; domestic and foreign political and economic events and policies; diseases; pestilence; technological developments; and monetary and other governmental policies, action and inaction. The current or "spot" prices of physical commodities may also affect, in a volatile and inconsistent manner, the prices of futures contracts in respect of the relevant commodity. Certain commodities are used primarily in one industry, and fluctuations in levels of activity in (or the availability of alternative resources to) one industry may have a disproportionate effect on global demand for a particular commodity. Moreover, recent growth in industrial production and gross domestic product has made China and other developing nations oversized users of commodities and has increased the extent to which certain commodities prices are influenced by those markets.

Market   The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. An investment’s market value may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Derivative Instruments   The performance of derivative instruments depends largely on the performance of an underlying instrument, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivatives involve costs and can create leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund’s initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. When used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security or other risk being hedged. Use of these instruments could also result in a loss if the counterparty to the transaction does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. This risk may be heightened during volatile market conditions.

Liquidity   Liquidity risk exists when the market for particular investments or types of investments are or become relatively illiquid so that the Fund is unable, or it becomes more difficult for the Fund, to sell the investment at the price at which the Fund has valued the investment. Illiquidity may result from political, economic or issuer specific events or overall market disruptions. Investments with reduced liquidity or that become illiquid involve greater risk than investments with more liquid markets.

Tax   The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the Fund level.

Credit   An issuer of debt securities may fail to make interest payments or repay principal when due, in whole or in part. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value.

Interest Rate   When interest rates rise, debt security prices generally fall. The opposite is also generally true: debt security prices rise when interest rates fall. Interest rate changes are influenced by a number of factors including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand of bonds. In general, securities with longer maturities are more sensitive to these interest rate changes.

Currency   Currency risk is the risk that changes in currency exchange rates will negatively affect investments denominated in such foreign currencies and any income received or expenses paid by the Fund in that foreign currency. This may affect the Fund's share price, income and distribution to shareholders.

Foreign Exposure Risk   Investments that provide exposure to foreign countries, whether directly or indirectly, through a futures contract (e.g., foreign currency futures, foreign equity index futures) or other instrument, are subject to a number of risks. Foreign investments typically involve more risks than U.S. investments. Certain of these risks also may apply to investments in U.S. companies with significant foreign operations. These risks can increase the potential for investment loss and may include, among others, currency risks (such as fluctuations in currency exchange rates and currency devaluations); country risks (such as political, diplomatic, or regional conflicts, terrorism or war, social and economic instability, and policies limiting or restricting foreign investment or the movement of assets); and risks associated with the state of a country’s financial markets and legal institutions. The risks of foreign investing typically are greater in less developed or emerging market countries.

Index   The Fund has exposure to broad-based indices (e.g., S&P 500 or DAX Index). None of the index sponsors has any obligation or responsibility to the Fund or its shareholders in connection with any modification, discontinuance or suspension of an index, including any obligation or responsibility to notify the Fund of any such modification, discontinuance or suspension.

Management   The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Advisor Class shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN/342-5236.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

ADVISOR CLASS ANNUAL TOTAL RETURNS

Best Quarter:	Q3'12	10.37%
Worst Quarter:	Q2'13	-9.78%
As of June 30, 2014, the Fund's year-to-date return was 6.39%.

Average Annual Total Returns
(figures reflect sales charges)

For the periods ended December 31, 2013

	1 Year	Since Inception 12/7/2011
Franklin Pelagos Commodities Strategy Fund - Advisor Class
Return Before Taxes	-9.57%	-4.62%
Return After Taxes on Distributions	-9.57%	—
Return After Taxes on Distributions and Sale of Fund Shares	-5.42%	—
Bloomberg Commodity Index (index reflects no deduction for fees, expenses or taxes)	-9.52%	-6.47%

Prior to January 1, 2014, the Fund was registered under the Investment Company Act of 1940, but the Fund’s securities were not registered under the Securities Act of 1933, and the Fund privately offered its shares only to other mutual funds in the Franklin Templeton Investments family of mutual funds. The privately offered shares of the Fund were redesignated Advisor Class shares upon the public offering of the Fund. The performance of Class A, C, R and R6 shares are not shown because they do not have a full year of operation. Each of these share classes are invested in the same portfolio of securities and annual returns differ only to the extent that the share classes do not have the same expenses.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for Advisor Class and after-tax returns for other classes will vary.

Investment Manager

Franklin Alternative Strategies Advisers, LLC (formerly, Pelagos Captial Management, LLC and doing business as Pelagos Capital Management (Pelagos)).

Portfolio Managers

Stephen P. Burke   Executive Vice President of Pelagos and a portfolio manager of the Fund since inception (2011).

John C. Pickart, CFA   Executive Vice President and Chief Financial Officer of Pelagos and a portfolio manager of the Fund since inception (2011).

Wayne D. Ryan, CAIA   Research Analyst/Portfolio Manager of Pelagos and a portfolio manager of the Fund since inception (2011).

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our website at franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 997151, Sacramento, CA 95899-7151), or by telephone at (800) 632-2301. For Class A, C and R, the minimum initial purchase for most accounts is $1,000 (or $50 under an automatic investment plan). Class R6 and Advisor Class are only available to certain qualified investors and the minimum initial investment will vary depending on the type of qualified investor, as described under "Your Account — Choosing a Share Class — Qualified Investors — Class R6" and "— Advisor Class" in the Fund's prospectus.

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions would generally be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Franklin Templeton Distributors, Inc. One Franklin Parkway San Mateo, CA 94403-1906 franklintempleton.com Franklin Pelagos Commodities Strategy Fund

Investment Company Act file #811-22641
© 2014 Franklin Templeton Investments. All rights reserved.
995 PSUM 10/14	00104725